Exhibit 10.53
TENTH AMENDMENT
TO
AGREEMENT FOR PURCHASE AND SALE

THIS TENTH AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE (the “Tenth Amendment”), dated as of December 19, 2017, is made by and between KBS LEGACY PARTNERS PIKESVILLE LLC, a Delaware limited liability company ("Seller"), and RREF III-P ELITE VENTURE, LLC, a Delaware limited liability company ("Buyer"), with reference to the following:

WHEREAS, Buyer and Seller are parties to that certain Agreement for Purchase and Sale dated as of September 5, 2017, that certain First Amendment to Agreement for Purchase and Sale dated as of October 2, 2017, that certain Second Amendment to Agreement for Purchase and Sale dated as of November 6, 2017, that certain Third Amendment to Agreement for Purchase and Sale dated as of November 17, 2017, that certain Fourth Amendment to Agreement for Purchase and Sale dated as of November 27, 2017, that certain Fifth Amendment to Agreement for Purchase and Sale dated as of November 29, 2017, that certain Sixth Amendment to Agreement for Purchase and Sale dated as of December 4, 2017, that certain Seventh Amendment to Agreement for Purchase and Sale dated as of December 7, 2017, that certain Eighth Amendment to Agreement for Purchase and Sale dated as of December 14, 2017, and that Ninth Amendment to Agreement for Purchase and Sale dated as of December 15, 2017 (collectively, the "Purchase Agreement");

WHEREAS, Seller and Buyer have agreed to enter into this Tenth Amendment to set forth their agreement regarding the matters set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree to the following:

1.Terms. All initially capitalized terms which are used in this Tenth Amendment, but not otherwise defined herein, shall have the same meanings as ascribed thereto in the Purchase Agreement.
2.Shareholder Consent. Seller hereby notifies Buyer that it obtained the Shareholder Consent on December 19, 2017.
3.    Inspection Notice. Effective upon complete execution of this Tenth Amendment, Buyer hereby notifies Seller of its approval of its Physical Inspections and Other Investigations of the Property and this Tenth Amendment serves as Buyer’s Inspection Notice.

4.    Title Waiver Notice. Effective upon complete execution of this Tenth Amendment, Buyer hereby waives the uncured Objectionable Title Matters (other than the Mandatory Cure Items) and this Tenth Amendment serves as Buyer’s Title Waiver Notice.

5.    Release of Funds. Buyer and Seller hereby instruct Escrow Agent to immediately release a portion of the Initial Earnest Money Deposit in the amount of TWO HUNDRED

SEVENTY FOUR THOUSAND FIVE HUNDRED FIFTY-FIVE DOLLARS AND NO CENTS ($274,555.00) to Seller.
6.    Additional Earnest Money Deposit. The third sentence of Section 1.1 of the Purchase Agreement is hereby deleted and replaced with the following:
“In the event that Buyer does not terminate this Agreement pursuant to the terms of Section 2.5.3, on or prior to January 11, 2018 Buyer shall deliver the additional sum of SIX HUNDRED ONE THOUSAND DOLLARS AND NO CENTS ($601,000.00) in immediately available funds (the "Additional Earnest Money Deposit") to Escrow Agent and the transaction contemplated by this Agreement shall proceed in accordance with the terms hereof.”
7.    Purchase Price Credit. Buyer and Seller have agreed that Buyer shall receive a credit against the Purchase Price at Closing in the amount of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) as an accommodation for certain conditions discovered during Buyer’s inspections of the Property.
8.    Purchase Agreement Ratified. In all other respects, except as otherwise provided by this Tenth Amendment, the undersigned hereby ratify and confirm the Purchase Agreement which remains in full force and effect.
9.    Counterparts. This Tenth Amendment may be executed in counterparts, each of which shall be deemed an original and all of said counterparts shall constitute but one and the same instrument. Signatures delivered via facsimile or other electronic means shall be accepted as if original.
[REMAINDER OF PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the undersigned hereby execute this Tenth Amendment to be effective as of the date set forth above.

SELLER:

KBS LEGACY PARTNERS PIKESVILLE LLC, a Delaware
limited liability company

By:	KBS Legacy Partners Properties LLC, a Delaware limited
liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a
Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT,
Inc., a Maryland corporation, its sole
general partner

By:	/s/ Guy K. Hays
Name: Guy K. Hays

Title:	Executive Vice President

BUYER:

RREF III-P ELITE VENTURE, LLC, a Delaware limited liability company

By:	Elite Street Capital, LLC, a Texas limited liability
company, its Administrative Member

By:	/s/ Yehonatan Sade

Name:	Yehonatan Sade

Title:	Managing Manager
The undersigned joins in the execution of this Tenth Amendment in order to acknowledge the terms hereof.
ESCROW AGENT:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:	/s/ John W. Jones

Name:	John W. Jones

Title:	Senior Vice President

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